UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 11, 2014
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)

50 Old Webster Road
Oxford, Massachusetts 01540
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 11, 2014, IPG Laser GmbH ("IPG Laser"), a wholly-owned subsidiary of IPG Photonics Corporation (the "Registrant"), entered into a new unsecured revolving line of credit (the "Credit Facility Agreement") with Deutsche Bank AG (“ Deutsche Bank ”). IPG Laser, located in Burbach, Germany, is one of the principal manufacturing, research and sales operations of the Registrant. The Credit Facility Agreement replaces the current line of credit with Deutsche Bank, which was to expire on August 31, 2014.

Under the new Credit Facility Agreement, IPG Laser has available credit up to Euro 30.0 million, an increase from Euro 20.0 million under the current facility with Deutsche Bank. Of the Euro 30.0 million in available credit, up to Euro 22.0 million is available to certain of our foreign subsidiaries as follows: our Russian subsidiary - up to Euro $16.0 million, our Italian subsidiary - up to Euro $3.0 million, and our Chinese subsidiary - up to Euro $3.0 million. The new Credit Facility Agreement expires July 31, 2017, and provides for loans bearing interest at various rates based upon the type of loan. There are no financial covenants in the Credit Facility Agreement and advances are subject to certain conditions. The Credit Facility Agreement is guaranteed by the Registrant pursuant to a guarantee (the “Registrant Guarantee”). Further, IPG Laser guarantees the lines of credit extended to our Russian, Italian and Chinese subsidiaries under a separate guarantee (the “IPG Laser Guarantee”). The terms of the Credit Facility Agreement, the Registrant Guarantee and IPG Laser Guarantee (collectively, the “Euro Credit Facility Documents”) are substantially similar to the credit facility agreement and guarantees they replace.

The foregoing descriptions of the Euro Credit Facility Documents do not purport to be complete and are qualified in their entirety by reference to the Euro Credit Facility Documents, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.
The information set forth under Item 1.01, “Entry into a Material Definitive Agreement,” is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.
Exhibit 10.1	Credit Facility Agreement between IPG Laser GmbH and Deutsche Bank AG, dated August 7, 2014.
Exhibit 10.2	Guarantee of the Registrant to Deutsche Bank AG, dated August 7, 2014.
Exhibit 10.3	Guarantee of IPG Laser GmbH to Deutsche Bank AG, dated August 7, 2014.
Exhibit 10.4	Annex 1 to Guarantee of IPG Laser GmbH to Deutsche Bank AG, dated August 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
August 14, 2014	/s/ Angelo P. Lopresti
Angelo P. Lopresti
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Credit Facility Agreement between IPG Laser GmbH and Deutsche Bank AG, dated August 7, 2014.
10.2	Guarantee of the Registrant to Deutsche Bank AG, dated August 7, 2014.
10.3	Guarantee of IPG Laser GmbH to Deutsche Bank AG, dated August 7, 2014.
10.4	Annex 1 to Guarantee of IPG Laser GmbH to Deutsche Bank AG, dated August 11, 2014.